INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 26, 2015	Dec. 27, 2014	Dec. 28, 2013
Currently Payable:
Federal	$ 34,672	$ 18,664	$ 12,683
State and local	6,643	4,852	3,381
Foreign	5,599	5,619	3,928
Total current payable	46,914	29,135	19,992
Net Deferred:
Federal	(1,104)	4,128	3,696
State and local	96	1,079	600
Foreign	(36)	(193)	166
Total net deferred	(1,044)	5,014	4,462
Total income tax expense	$ 45,870	$ 34,149	$ 24,454